UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 25, 2023
Date of Report (date of earliest event reported)
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Installed Building Products, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36307 (Commission File Number)	45-3707650 (I.R.S. Employer Identification Number)
495 South High Street, Suite 50, Columbus, OH 43215
(Address of principal executive offices and zip code)
614-221-3399
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IBP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2023 Omnibus Incentive Plan

As described in Item 5.07 below, on May 25, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Installed Buildings Products, Inc. (the “Company”), the Company’s stockholders approved the 2023 Omnibus Incentive Plan (the "2023 Plan"), under which 370,000 shares of common stock are reserved for issuance pursuant to equity awards plus (i) any shares remaining available for grant under the 2014 Omnibus Incentive Plan (the "2014 Plan"), (ii) unexercised shares subject to appreciation awards (i.e. stock options or other stock-based awards based on the appreciation in value of a share of the Company’s common stock) granted under the 2014 Plan that expire, terminate, or are canceled for any reason without having been exercised in full, and (iii) shares subject to awards that are not appreciation awards granted under the 2014 Plan that are forfeited for any reason.

The Company's Board of Directors (the "Board") adopted the 2023 Plan, subject to stockholder approval, on March 14, 2023. The 2023 Plan became effective on May 26, 2023.

A summary of the material terms of the 2023 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2023 (the “Proxy Statement”) as Proposal 5, beginning on page 78, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Reconstituted Committees

Following the Annual Meeting and in connection with Ms. Moore's election at the Annual Meeting, as described in Item 5.07 below, the Board appointed Marchelle E. Moore to the Compensation and Human Capital Committee and the Nominating and Corporate Governance Committee, effective immediately. Michael H. Thomas has stepped down from the Compensation and Human Capital Committee effective upon Ms. Moore's joining the Compensation and Human Capital Committee. The current members of these committees are as follows:

Compensation & Human Capital Committee	Nominating and Corporate Governance Committee
Janet E. Jackson	Margot L. Carter
David R. Meuse	Lawrence A. Hilsheimer
Marchelle E. Moore	Janet E. Jackson
Marchelle E. Moore

Indemnification Agreement

In connection with Ms. Moore's election as a director of the Company, the Company will enter into an indemnification agreement with her in the same form as the indemnification agreements the Company has entered into with its other directors and officers.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the number of shares of common stock entitled to vote was 28,375,308 shares, representing the number of the Company’s shares outstanding as of the record date, March 30, 2023. Proxies were solicited pursuant to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2023.

The voting results described below on each matter submitted to the Company’s stockholders are final:

a.    The following directors were elected for terms expiring at the Company’s Annual Meeting in 2026:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Michael T. Miller	23,413,309	2,507,717	7,368	610,913

Marchelle E. Moore	25,863,063	58,071	7,260	610,913
Robert H. Schottenstein	25,704,729	216,269	7,396	610,913

b.    The appointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,451,480	79,894	7,933	0

c.    The non-binding advisory proposal to approve the compensation of the Company’s named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,722,256	1,153,174	52,964	610,913

d.    The non-binding advisory vote on the frequency of the non-binding advisory vote on the compensation of our named executive officers on an annual basis was approved:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
25,193,317	1,278	683,016	50,783	610,913

In light of such vote, the Company's Board of Directors has determined that the Company will hold future non-binding advisory votes on executive compensation on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of executives.

e.    Our 2023 Omnibus Incentive Plan was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,433,612	1,475,987	18,795	610,913

Item 7.01    Regulation FD Disclosure

On May 30, 2023, the Company issued a press release announcing the election of Ms. Moore to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Installed Building Products, Inc. 2023 Omnibus Incentive Plan
99.1	Press Release of Installed Building Products, Inc. dated May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of May, 2023.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Chief Financial Officer